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                                                                   Exhibit 10.60


                                  E-MEDSOFT.COM
                          1999 STOCK COMPENSATION PLAN

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of restricted stock and stock options. Capitalized terms not defined in the text are defined in Section 21.

2. SHARES SUBJECT TO THE PLAN.

         2.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 16, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 5,000,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2000 equal to the lesser of (i) one million (1,000,000) shares, or (ii) four percent (4.0%) of the outstanding Shares on such date; provided, however, that in no event shall the total number of shares reserved and available for grant and issuance pursuant to this Plan exceed 15% of the outstanding Shares on such date. Subject to Sections 2.2 and 16, Shares will again be available for grant and issuance in connection with future Options under this Plan that are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option. Restricted shares forfeited pursuant to section 15.6 shall become available for future grant and issuance. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding grants made under this Plan.

         2.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan and (b) the Exercise Prices of and number of Shares subject to outstanding Options or Restricted shares, may be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; PROVIDED, HOWEVER, that fractions of a Share will not be issued but will either be paid in cash at Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. Nonqualified Stock Options (as defined in Section 5 below) may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Option under this Plan.

4. ADMINISTRATION.

         4.1 COMMITTEE AUTHORITY. This Plan will be administered by the Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

                  (a) construe and interpret this Plan, any Stock Option Agreement (as defined in Section 5 below) and any other agreement or document executed pursuant to this Plan;

                  (b) prescribe, amend and rescind rules and regulations relating to this Plan;

                  (c) select persons to receive Options or Restricted shares;

                  (d) determine the form and terms of Options and Restricted shares;

                  (e) determine the number of Shares or other consideration subject to Options and Restricted shares;

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                  (f) determine whether Options or Restricted shares will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

                  (g) grant waivers of Plan or Option conditions;

                  (h) determine the vesting and exercisability of Options;

                  (i) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Option, any Stock Option Agreement (as defined in Section 5 below) or any Exercise Agreement (as defined in Section 5 below);

                  (j) determine whether an Option or Restricted share grant has been earned; and

                  (k) make all other determinations necessary or advisable for the administration of this Plan.

         4.2 COMMITTEE DISCRETION. Any determination made by the Committee with respect to any Option or Restricted share grant will be made in its sole discretion at the time of grant or, unless in contravention of any express term of this Plan or Option, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any grant under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Option under this Plan to Participants who are not Insiders of the Company.

5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOS") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

         5.1 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

         5.2 DATE OF GRANT. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

         5.3 EXERCISE PERIOD. Options may be exercisable immediately or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; PROVIDED, HOWEVER, that no ISO will be exercisable after the expiration of ten (10) years from the date the Option is granted; and PROVIDED FURTHER that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT SHAREHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

         5.4 EXERCISE PRICE. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than 100% of the Fair Market Value of the Shares on the date of grant; provided that the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 6 of this Plan.

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         5.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

         5.6 TERMINATION. Subject to earlier termination pursuant to Subsection
         16.1 and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

                  (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options, only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter time period, not less than thirty (30) days, as may be specified in the Stock Option Agreement) or such longer time period (not exceeding five (5) years after the Termination
                  Date) as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO, but in any event, no later than the expiration date of the Options.

                  (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or Disability), then Participant's Options may be exercised, only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee), no later than twelve
                  (12) months after the Termination Date (or such shorter time period, not less than six (6) months, as may be specified in the Stock Option Agreement) or such longer time period (not exceeding five (5) years after the Termination Date) as may be determined by the Committee, with any exercise beyond (a) three (3) months after the Termination Date, when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO, but in any event no later than the expiration date of the Options.

         5.7 LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option during the exercise period for the full number of Shares for which it is then exercisable.

         5.8 LIMITATIONS ON ISOS. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 17 below) of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

         5.9 MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the


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         consent of Participants affected by a written notice to them; PROVIDED,
         HOWEVER, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price.

         5.10 NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to (a) disqualify this Plan under Section 422 of the Code or, (b) without the consent of the Participant affected, or disqualify any ISO under Section 422 of the Code.

         5.11 CODE SECTION 162(M) LIMITATIONS. On and after the date of the effectiveness of the Company's fully underwritten public offering on an established U.S. securities market (if any), the following limitations shall apply to grants of Options:

                  (a) No Participant shall be granted, in any fiscal year of the Company, Options to purchase more than one and one-half million (1,500,000) Shares.

                  (b) In connection with his or her initial service, a Participant may be granted Options to purchase up to an additional one million (1,000,000) Shares, which shall not count against the limit, set forth in subsection (a) above.

                  (c) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization specified in Section 2.2 hereof.

                  (d) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction specified in Section 2.2 hereof), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

6. PAYMENT FOR SHARE PURCHASES.

         6.1 PAYMENT. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                  (a) by cancellation of indebtedness of the Company to the Participant;

                  (b) by surrender of shares that either: (1) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

                  (c) by waiver of compensation due or accrued to the Participant for services rendered;

                  (d) provided that a public market for the Company's stock exists:

                           (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                           (2) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the


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                           amount of the Exercise Price, and whereby the NASD
                           Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                  (e) by any combination of the foregoing.

         6.2 LOAN GUARANTEES. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

7. WITHHOLDING TAXES.

         7.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Options or Restricted shares granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Options are to be in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

         7.2 STOCK WITHHOLDING. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Option or Restricted share grant that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

8. VOTING AND DIVIDENDS. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

9. TRANSFERABILITY. Options or Restricted shares granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the Participant an Option will be exercisable only by the Participant, and any elections with respect to an Option, may be made only by the Participant.

10. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or other Securities Commissions or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

11. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments or transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; PROVIDED, HOWEVER, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligations and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form, as the Committee will from time to time


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approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

12. EXCHANGE AND BUYOUT OF OPTIONS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares (including restricted stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

13. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Option will not be effective unless such Option is in compliance with all applicable federal, state laws, rules and regulations of any governmental body or commission, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any state, federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state or provincial securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

14. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

15. TERMS OF RESTRICTED STOCK AND RESTRICTED STOCK RIGHTS.

         15.1 RESTRICTED STOCK AGREEMENT. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the Restricted Stockholder and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

         15.2 RESTRICTED STOCK RIGHT AGREEMENT. Restricted Stock Rights shall be issued only pursuant to a written Restricted Stock Right Agreement, which shall be executed by the Participant and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

         15.3 CONSIDERATION. As partial consideration for the issuance of Restricted Stock or the grant of Restricted Stock Rights, the Participant shall agree, in the written Restricted Stock Agreement or Restricted Stock Right Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Restricted Stock is issued or the Restricted Stock Rights are granted, or in the case of a Participant who is a non-employee Director, to remain a Director for such period. Nothing in this Plan or in any Restricted Stock Agreement or Restricted Stock Right Agreement hereunder shall confer upon any Participant any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or to remain a Director or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to terminate or discharge any Participant at any time for any reason whatsoever, with or without cause.

         15.4 RIGHTS AS SHAREHOLDERS. (a) Upon delivery of the shares of Restricted Stock to the escrow holder, the Restricted Stockholder shall have all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares. (b) The holder of a Restricted Stock Right shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares of the


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         Company's capital stock issuable upon the end of the term of a
         Restricted Stock Right unless and until a certificate representing such shares has been issued by the Company to such holder.

         15.5 RESTRICTIONS. All shares of Restricted Stock issued (including any shares received by holders thereof as a result of stock dividends, stock splits or any other forms of recapitalization) and all Restricted Stock Rights granted under this Plan shall be subject to such Restrictions as the Committee shall provide in the terms of each individual Restricted Stock Agreement or Restricted Stock Right Agreement; PROVIDED, HOWEVER, that by a resolution adopted after the Restricted Stock is issued or the Restricted Stock Rights are granted, the Committee may, on such terms and conditions as it may determine to be appropriate remove any or all of the Restrictions imposed by the terms of the Restricted Stock Agreement or Restricted Stock Right Agreement. All Restrictions shall expire within ten (10) years of the date of issuance. Restricted Stock may not be sold or encumbered until all Restrictions are terminated or expire.

         15.6 FORFEITURE. The Committee shall provide in the terms of each individual Restricted Stock Agreement or Restricted Stock Right Agreement that the Restricted Stock or Restricted Stock Rights then subject to Restrictions be forfeited by the Participant back to the Company immediately upon a Termination of Employment for any reason during the Restricted Period; PROVIDED, HOWEVER, that provision may be made that no such forfeiture shall occur in the event of a Termination of Employment because of Employee's or Director's normal retirement, death, total disability or early retirement with the consent of the Committee.

         15.7 ESCROW. The Secretary or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing Restricted stock until all of the restrictions imposed under the Restricted Stock Agreement expire or shall have been removed, PROVIDED, HOWEVER, that in no event shall any Restricted Stockholder retain physical custody of any certificates representing Restricted Stock issued to him.

         15.8 LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to Restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

16. CORPORATE TRANSACTIONS.

         16.1 ASSUMPTION OR REPLACEMENT OF OPTIONS BY SUCCESSOR. In the event of
         (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (OTHER THAN a merger or consolidation with a wholly-owned subsidiary, a reincorporating of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which shareholders of the Company immediately prior to such merger (other than any shareholder which merges, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or
         (d) the sale of substantially all of the assets of the Company, any or all outstanding Options may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Options or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Options). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable than those which applied to such outstanding Shares immediately prior to such transaction described in this Subsection 16.1. The Committee has the discretion to include in any Participant's Stock Option Agreement a provision stating that, pursuant to a transaction described in this Subsection 16.1, then notwithstanding any other provision in this Plan to the contrary, the vesting of such Options will accelerate and the Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

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         16.2 OTHER TREATMENT OF OPTIONS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 16, in the event of the occurrence of any transaction described in Section 16.1, any outstanding Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

         16.3 ASSUMPTION OF OPTIONS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Option under this Plan in substitution of such other company's option, or (b) assuming such option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an option granted by another company, the terms and conditions of such option will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

17. ADOPTION AND SHAREHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board (the "EFFECTIVE DATE"). This Plan must be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Options pursuant to this Plan; PROVIDED, HOWEVER, that no Option may be exercised prior to shareholder approval of this Plan.

18. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval.

19. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Stock Option Agreement or instrument to be executed pursuant to this Plan; PROVIDED, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the requirements of any stock exchange or automated quotation system upon which the Shares are listed.

20. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

21. FINANCIAL DISCLOSURE. If more than $5,000,000 worth of securities are to be sold, the Company shall provide the disclosures required by Rule 701 as promulgated under the Securities Act.

22. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the committee appointed by the Board to administer this Plan, or if no committee is appointed, the Board.

         "Company" means e-MedSoft.com Inc. or any successor corporation.

         "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

         "Fair Market Value" means the value of a share of the Company's stock on a given determination date shall be: (i) the mean between the highest and lowest sales prices of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on such determination date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as such prices are quoted in The Wall Street Journal; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the mean between the highest and lowest sales prices (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such determination date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on such determination date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

         "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
         Section 16 of the Exchange Act.

         "Outstanding Issue" means the number of shares of capital stock of the Company that are outstanding immediately prior to any issuance of Options under this Plan or any issuance of Shares, as the case may be, excluding Shares issued pursuant to the Plan during the preceding one year period.

         "Option" means an award of an option to purchase Shares pursuant to
         Section 5.

         "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "Participant" means a person who receives an Option under this Plan.

         "Plan" means this e-MedSoft.com Inc. 1999 Stock Option Plan, as amended from time to time.

         "Restricted Period" shall mean the period of time for which Restricted Stock or a Restricted Stock Right is subject to forfeiture or other Restrictions pursuant to the Plan.

         "Restricted Stock" shall mean capital stock of the Company issued pursuant to Section 15 of the plan.

         "Restricted Stockholder" shall mean a person to whom Restricted Stock has been issued under the plan.

         "Restricted Stock Right" shall mean a right to be issued shares of the Company's capital stock, granted pursuant to Section 15 of the plan.

         "Restrictions" shall mean the restrictions on Restricted Stock or Restricted Stock Rights imposed by the Committee by the terms of an individual Restricted Stock Agreement or Restricted Stock Right Agreement and shall include the requirement that such Restricted Stock or Restricted Stock Rights be forfeited back to the Company upon a Termination of Employment for the reasons specified in such Restricted Stock Agreement or Restricted Stock Right Agreement.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 16, and any successor security.

         "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

         "Unvested Shares" means "Unvested Shares" as defined in Section 2.2 of the Stock Option Agreement.

         "Vested Shares" means "Vested Shares" as defined in Section 2.2 of the Stock Option Agreement.

                                 FIRST AMENDMENT
                                       TO
                                  E-MEDSOFT.COM
                          1999 STOCK COMPENSATION PLAN

The following provisions are hereby incorporated into, and are hereby made a part of, that certain e-MedSoft.com 1999 Stock Compensation Plan (the "Plan") of e-MedSoft.com, a Nevada corporation d/b/a Med Diversified, Inc. ("MED"), adopted by the Board of Directors on October 31, 2001, and approved by the MED stockholders on , 2001, and such provision shall be effective upon the approval of the stockholders of MED. All capitalized terms in this Amendment, to the extent not otherwise defined herein, shall have the meanings assigned to such terms in the Plan.

                             CHANGE OF NAME OF PLAN

The name of the Plan is hereby changed to "Med Diversified, Inc. 1999 Stock Compensation Plan".

                     INCREASE IN NUMBER OF AVAILABLE SHARES

Section 2.1 of the Plan is hereby deleted in its entirety and new Section 2.1 is hereby substituted in place thereof to provide as follows:

         "2.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 16, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 14,000,000 Shares. Subject to Sections
         2.2 and 16, Shares will again be available for grant and issuance with future Options under this Plan that are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option. Restricted shares forfeited pursuant to Section 15.6 shall become available for future grant and issuance. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirement of all outstanding grants made under this Plan."

                     INCREASE IN AMOUNT OF INDIVIDUAL GRANTS

Section 5.11(a) is hereby deleted in its entirety and new Section 5.11(a) is hereby substituted in place thereof to provide as follows:

         "(a) No Participant shall be granted, in any fiscal year of the Company, Options to purchase more than four million (4,000,000) Shares.

Except as expressly modified hereby, all other terms and provisions of the Plan shall remain in full force and effect, are incorporated herein by this reference, and shall govern the conduct of the Board; provided, however, to the extent of any inconsistency between the provisions of the Plan and this Amendment, the provisions of this Amendment shall control.

APPROVED BY THE BOARD OF DIRECTORS OF E-MEDSOFT.COM D/B/A MED DIVERSIFIED, INC. EFFECTIVE OCTOBER 31, 2001.